Filed pursuant to Rule 497(e)
Registration No. 033-48907

BMO FUNDS, INC.

Supplement dated September 12, 2014 to the Prospectus dated December 27, 2013, as supplemented
May 27, 2014 and July 29, 2014, the Prospectuses dated December 27, 2013, and the Statement of
Additional Information dated December 27, 2013, as supplemented July 29, 2014

Distributor Name Change

Effective September 12, 2014, M&I Distributors, LLC (“MID”) will change its name to BMO Investment Distributors, LLC.  All references in the Prospectuses and the Statement of Additional Information to M&I Distributors, LLC and to MID are deleted and replaced with references to BMO Investment Distributors, LLC.

Thank you for your investment in the BMO Funds.  Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

This supplement should be retained with your Prospectuses and
Statement of Additional Information for future reference.